UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2008

AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

GOLDEN STATE WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-12008	95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On January 29, 2008, the Board of Directors approved base salaries for 2008 for Floyd E. Wicks, President and Chief Executive Officer of American States Water Company and its subsidiaries, Robert J. Sprowls, Executive Vice President-Finance, Chief Financial Officer and Corporate Secretary of American States Water Company and Golden State Water Company and Treasurer of American States Water Company, Michael P. George, Executive Vice President of Corporate Development of American States Water Company and Golden State Water Company, Denise L. Kruger, Senior Vice President-Regulated Utilities for Golden State Water Company and Chaparral City Water Company, and McClellan Harris III, Senior Vice President and Assistant Secretary of American States Utility Services, Inc., of $565,000, $381,750, $381,750, $308,000 and $302,495, respectively.  The Board also approved bonuses of $80,000, $27,000 and $27,870 for Floyd E. Wicks, Denise L. Kruger, and McClellan Harris III, respectively, based on their performance in 2007.

On January 28, 2008, the Compensation Committee of the Board of Directors approved an award of stock options to the same executive officers in the amount of 14,728, 6,652, 9,205, 3,609 and 3,609, respectively, effective January 28, 2008. Under the terms of the grant, each option will vest on each of the first, second and third anniversaries after the grant date in the percentages of 33%, 33% and 34%, respectively. The stock options have been awarded pursuant to the terms of a stock option agreement in the form previously filed with the Securities and Exchange Commission. The Compensation Committee also approved an award of restricted stock units to the same executive officers in the amount of 2,941, 1,838, 1,838, 1,103 and 1,103, respectively, effective January 28, 2008. The awards vest and restrictions lapse on the first, second and third anniversaries of the grant date in the percentages of 33%, 33% and 34%, respectively. Under the terms of each restricted stock grant, each officer will be entitled to receive dividends payable in additional restricted stock units on each restricted stock unit equal to the amount of dividends payable on an equivalent number of the Company's common shares. The restricted stock units have been awarded pursuant to the terms of a restricted stock unit agreement in the form previously filed with the Securities and Exchange Commission.

The Board of Directors also approved the promotion of Robert J. Sprowls from Senior Vice President-Finance, Chief Financial Officer, and Corporate Secretary of American States Water Company and Golden State Water Company to Executive Vice President-Finance, Chief Financial Officer, and Corporate Secretary and the promotion of Denise L. Kruger from Senior Vice President-Operations for Golden State Water Company and Chaparral City Water Company to Senior Vice President-Regulated Utilities for Golden State Water Company and Chaparral City Water Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date:	January 31, 2008	/s/ Robert J. Sprowls
Robert J. Sprowls
Chief Financial Officer, Exec. Vice President
Corporate Secretary and Treasurer